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                                                                EXHIBIT 25.1


                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                  FORM T-1
                  STATEMENT OF ELIGIBILITY UNDER THE TRUST
                   INDENTURE ACT OF 1939 OF A CORPORATION
                        DESIGNATED TO ACT AS TRUSTEE

                                 ----------

                    CHECK IF AN APPLICATION TO DETERMINE
                    ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2)

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                             MARINE MIDLAND BANK
             (Exact name of trustee as specified in its charter)

New York                                                        16-1057879
(Jurisdiction of incorporation                            (I.R.S. Employer
 or organization if not a U.S.                            Identification No.)
 national bank)

140 Broadway, New York, N.Y.                                    10005-1180
(212) 658-1000                                                  (Zip Code)
(Address of principal executive offices)

                             Warren L. Tischler
                            Senior Vice President
                             Marine Midland Bank
                                140 Broadway
                        New York, New York 10005-1180
                             Tel: (212) 658-6560
          (Name, address and telephone number of agent for service)

                       BOOTH CREEK SKI HOLDINGS, INC.
             (Exact name of obligor as specified in its charter)

Delaware                                                    84-1359604
(State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization)                           Identification No.)

Highway 267 and Northstar Drive
Truckee, California                                              96160
(916) 562-1010                                              (Zip Code)
(Address of principal executive offices)


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                            Trimont Land Company
                            Sierra-at-Tahoe, Inc.
                             Bear Mountain, Inc.
                      Waterville Valley Ski Resort,Inc.
                       Mount Cranmore Ski Resort, Inc.
                               Ski Lifts, Inc.
                         Grand Targhee Incorporated
                               B-V Corporation
                               Targhee Company
                              Targhee Ski Corp.
    (Exact name of registrants as specified in their respective charters)


California                                                94-1640750
Delaware                                                  68-0305344
Delaware                                                  33-0679795
Delaware                                                  84-1359820
Delaware                                                  02-0492684
Delaware                                                  02-0492680
Washington                                                91-0412837
Delaware                                                  82-0307639
Wyoming                                                   -
Delaware                                                  84-1360243
Delaware                                                  68-0393702

(State or Other Jurisdiction of                           (I.R.S. Employer
Incorporation or Organization)                            Identification Number)

                   Series B 12-1/2% SENIOR NOTES DUE 2007
                       (Title of Indenture Securities)


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                                   General
                        Item 1. General Information.

            Furnish the following information as to the trustee:

           (a)  Name and address of each examining or supervisory
                      authority to which it is subject.

                    State of New York Banking Department.

           Federal Deposit Insurance Corporation, Washington, D.C.

              Board of Governors of the Federal Reserve System,
                              Washington, D.C.

      (b) Whether it is authorized to exercise corporate trust powers.

                                    Yes.

                     Item 2. Affiliations with Obligor.

           If the obligor is an affiliate of the trustee, describe
                           each such affiliation.

                                    None

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                         Item 16.  List of Exhibits.


                                   Exhibit

    T1A(i)*-Copy of the Organization Certificate of Marine Midland Bank.

T1A(ii)*-Certificate of the State of New York Banking Department dated December
  31, 1993 as to the authority of Marine Midland Bank to commence business.

                          T1A(iii)-Not applicable.

T1A(iv)*-Copy of the existing By-Laws of Marine Midland Bank as adopted on
                              January 20, 1994.

T1A(v)-Not applicable.

T1A(vi)*-Consent of Marine Midland Bank required by Section 321(b) of the Trust
                           Indenture Act of 1939.

T1A(vii)-Copy of the latest report of condition of the trustee (December 31,
  1996), published pursuant to law or the requirement of its supervisory or examining authority.

                          T1A(viii)-Not applicable.

                           T1A(ix)-Not applicable.


 *Exhibits previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.


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                                  SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Marine Midland Bank, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 11th day of April, 1997.



                                                    MARINE MIDLAND BANK


                                                    By:/s/ Eileen M. Hughes
                                                       --------------------
                                                        Eileen M. Hughes
                                                        Assistant Vice President

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                                                               EXHIBIT T1A(vii)

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
                                                                  Board of Governors of the Federal Reserve System
                                                                  OMB Number: 7100-0036
                                                                  Federal Deposit Insurance Corporation
                                                                  OMB Number: 3064-0052
                                                                  Office of the Comptroller of the Currency
                                                                  OMB Number: 1557-0081

Federal Financial Institutions Examination Council                Expires March 31, 1999
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This financial information has not been reviewed, or confirmed for accuracy or relevance, by the Federal Reserve System.

                                                                  Please refer to page i,                [1]
                                                                  Table of Contents, for
                                                                  the required disclosure
                                                                  of estimated burden.
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Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices FFIEC 031

Report at the close of business December 31,
1996
This report is required by law; 12 U.S.C. Section 324 (State      This report form is to be filed by banks with branches and
memberbanks); 12 U.S.C. Section 1817 (State nonmember banks);     consolidated subsidiaries in U.S. territories and possessions,
and 12  U.S.C. Section 161 (National banks).                      Edge or Agreement subsidiaries, foreign branches, consoli-dated foreign subsidiaries, or International Banking Facilities.

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NOTE: The Reports of Condition and Income must be signed          The Reports of Condition and Income are to be prepared in
by an authorized officer and the Report of Condition must be      accordance with Federal regulatory authority instructions.
attested to by not less than two directors (trustees) for State   NOTE: These instructions may in some cases differ from
nonmember banks and three directors for State member and          generally accepted accounting principles.
National Banks.

I, Gerald A. Ronning, Executive VP & Controller                   We, the undersigned directors (trustees), attest to the
     Name and Title of Officer Authorized to Sign Report          correctness of this Report of Condition (including the
                                                                  supporting schedules) and declare that it has been examined
of the named bank do hereby declare that these Reports of         by us and to the best of our knowledge and belief has been
Condition and Income (including the supporting schedules)         prepared in conformance with the instructions issued by the
have been prepared in conformance with the instructions           appropriate Federal regulatory authority and is true and
issued by the appropriate Federal regulatory authority and are    correct.
true to the best of my knowledge and believe.
                                                                           /s/ Bernard J. Kennedy
                                                                     ---------------------------------------------------------------
                                                                     Director (Trustee)

/s/ Gerald A. Ronning                                                     /s/ Northrup R. Knox
----------------------------------------------                       ---------------------------------------------------------------
Signature of Officer Authorized to Sign Report                       Director (Trustee)

          1/27/97                                                         /s/ Henry J. Nowak
----------------------------------------------                       ---------------------------------------------------------------
Date of Signature                                                    Director (Trustee)
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For Banks Submitting Hard Copy Report Forms:
State Member Bank: Return the original and one copy to the           National Banks: Return the original only in the special return
appropriate Federal Reserve District Bank.                           address envelope provided.  If express mail is used in lieu of the special return address envelope, return the original only
State Nonmember Banks: Return the original only in the               to the FDIC, c/o Quality Data Systems, 2127 Espey Court,
special return address envelope provided.  If express mail is        Suite 204, Crofton, MD 21114.
used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127
Espey Court, Suite 204, Crofton, MD 21114.

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FDIC Certificate Number   / 0 / 0 / 5 / 8 / 9 /
                         ---------------------
                              (RCRI 9030)


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          NOTICE
This form is intended to assist institutions with state publication requirements. It has not been approved by any state banking authorities. Refer to your appropriate state banking authorities for your state publication requirements.



REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of the
Marine Midland Bank              of Buffalo
      Name of Bank                City

in the state of New York, at the close of business
December 31, 1996


ASSETS
         Thousands
         of dollars
Cash and balances due from depository
institutions:

   Noninterest-bearing balances
   currency and coin....................................   $  967,072
   Interest-bearing balances ...........................    1,867,936
   Held-to-maturity securities..........................            0
   Available-for-sale securities........................    2,841,138

Federal Funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:

   Federal funds sold...................................    1,606,822
   Securities purchased under
   agreements to resell.................................      235,041

Loans and lease financing receivables:

   Loans and leases net of unearned
   income...............................................   14,555,533
   LESS: Allowance for loan and lease
   losses...............................................      415,451
   LESS: Allocated transfer risk reserve  0

   Loans and lease, net of unearned
   income, allowance, and reserve.......................   14,140,082
   Trading assets.......................................      891,546
   Premises and fixed assets (including
   capitalized leases)..................................      189,690

Other real estate owned.................................        1,144
Investments in unconsolidated
subsidiaries and associated companies...................            0
Customers' liability to this bank on
acceptances outstanding.................................       17,549
Intangible assets.......................................      187,259
Other assets............................................      399,875
Total assets............................................   23,345,154


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LIABILITIES

Deposits:
   In domestic offices..................................   15,864,140

   Noninterest-bearing..................................    4,242,927
   Interest-bearing.....................................   11,621,213

In foreign offices, Edge, and Agreement
subsidiaries, and IBFs..................................    3,036,069

   Noninterest-bearing..................................            0
   Interest-bearing.....................................    3,036,069

Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and its Edge and Agreement subsidiaries, and in IBFs:

   Federal funds purchased..............................    1,225,738
   Securities sold under agreements to
   repurchase...........................................       58,491
Demand notes issued to the U.S. Treasury                      181,786
Trading Liabilities......................................     234,555

Other borrowed money:
   With original maturity of one year
   or less..............................................       26,912
   With original maturity of more than
   one year.............................................            0
Mortgage indebtedness and obligations
under capitalized leases................................       33,120
Bank's liability on acceptances
executed and outstanding................................       17,549
Subordinated notes and debentures.......................      397,522
Other liabilities.......................................      386,942
Total liabilities.......................................   21,462,824
Limited-life preferred stock and
related surplus.........................................            0

EQUITY CAPITAL

Perpetual preferred stock and related
surplus.................................................            0
Common Stock............................................      185,000
Surplus.................................................    1,633,431
Undivided profits and capital reserves..................       54,753
Net unrealized holding gains (losses)
on available-for-sale securities........................        9,146
Cumulative foreign currency translation
adjustments.............................................            0
Total equity capital....................................    1,882,330
Total liabilities, limited-life
preferred stock, and equity capital.....................   23,345,154